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                                                                      EXHIBIT 23


                    CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS

As certified public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A, into The Eastwind Group, Inc.'s previously filed Form S-8 Registration Statement File No. 333-28103.



                                 /s/ Walz, Deihm, Geisenberger, Bucklen & Tennis
                                     -------------------------------------------
                                     WALZ, DEIHM, GEISENBERGER,
                                      BUCKLEN & TENNIS, P.C.
                                     CERTIFIED PUBLIC ACCOUNTANTS


Lancaster, Pennsylvania
June 2, 1997